                           MULTI OPTION SELECT-TM- ANNUITY

                                                        PROSPECTUS

                                                        MAY 1997

                          VARIABLE ANNUITY CONTRACT FOR PERSONAL
                          RETIREMENT PLANS.

                          This document consists of Prospectuses for the Minnesota Mutual Variable Annuity
                          Account, a separate account of The Minnesota
                          Mutual Life Insurance Company, for
                          Advantus Series Fund, Inc. and, the Templeton Developing Markets Fund, a Series of Templeton Variable Products Series Fund. This product is distributed through MIMLIC Sales Corporation, member NASD/SIPC.

VARIABLE ANNUITY CONTRACT PROSPECTUS
MULTIOPTION SELECT

FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
OF MINNESOTA MUTUAL'S VARIABLE ANNUITY ACCOUNT

The individual variable annuity contract offered by this Prospectus is designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under sections 401, 403, 408 or 457 of the Internal Revenue Code. It may also be used apart from a qualified plan.

  The owner of a contract will have contract values accumulated on a completely variable basis as part of the Variable Annuity Account. The Variable Annuity Account invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Funds (the "Funds"). The accumulation value of the contract and the amount of each variable annuity payment will vary in accordance with the performance of the Portfolio or Portfolios of the Funds selected by the contract owner. The contract owner bears the entire investment risk for any amounts allocated to the Portfolios of the Funds.

  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Variable Annuity Account, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further contract information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, or by writing Minnesota Mutual at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 30.

This Prospectus is not valid unless attached to a current prospectus of Advantus Series Fund, Inc. and the Templeton Developing Markets Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

   [LOGO]

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
PH 612/665-3500
http://www.minnesotamutual.com

The date of this document and the Statement of Additional Information is: May 1, 1997.

TABLE OF CONTENTS

                                                               Page
Special Terms...............................................      3

Questions and Answers About the Variable Annuity Contract...      4

Expense Table...............................................      9

Condensed Financial Information.............................     12

Performance Data............................................     13

General Descriptions
    The Minnesota Mutual Life Insurance Company.............     14
    Variable Annuity Account................................     14
    Advantus Series Fund, Inc...............................     14
    Templeton Variable Products Series Fund.................     15
    Additions, Deletions or Substitutions...................     16

Contract Charges
    Deferred Sales Charges..................................     16
    Mortality and Expense Risk Charges......................     17
    Transaction and Contract Charges........................     17

Voting Rights...............................................     18

Description of the Contract
    General Provisions......................................     18
    Annuity Payments and Options............................     19
    Death Benefits..........................................     23
    Purchase Payments, Value of the Contract and
     Transfers..............................................     23
    Redemptions.............................................     25

Federal Tax Status..........................................     26

Statement of Additional Information.........................     30

Appendix A--Illustration of Variable Annuity Values.........     31

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting device used to determine the value of a contract before annuity payments begin.

ACCUMULATION VALUE: the sum of your values under a contract in the Variable Annuity Account.

ANNUITANT: the person who may receive lifetime benefits under the contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting device used to determine the amount of annuity payments.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: the owner of the contract, which could be the annuitant, his or her employer, or a trustee acting on behalf of the employer.

CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

FUND: the mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Annuity Account, namely, Advantus Series Fund, Inc. and its Portfolios and Class 2 of the Templeton Developing Markets Fund.

GENERAL ACCOUNT: all of our assets other than those in the Variable Annuity Account or in our other separate accounts.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the variable annuity contract described herein.

PURCHASE PAYMENTS: amounts paid to us under a contract.

VALUATION DATE: each date on which a Fund Portfolio is valued.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the Minnesota Mutual Variable Annuity Account, where the investment experience of its assets is kept separate from that of our other assets.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

VOLUME CREDIT: an additional amount, other than a dividend, which may be credited by us to your contract.

WE, OUR, US: The Minnesota Mutual Life Insurance Company.

YOU, YOUR: the Contract Owner.

QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACT

WHAT IS AN ANNUITY?
An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment period in accordance with the investment experience of a separate account is called a variable annuity.

WHAT IS THE CONTRACT OFFERED BY THIS PROSPECTUS?
The contract is a variable annuity contract issued by us which provides for monthly annuity payments. These payments may begin immediately or at a future date elected by you. Purchase payments received by us under a contract are allocated to the Variable Annuity Account. In the Variable Annuity Account, your purchase payments are invested in one or more Portfolios of Advantus Series Fund, Inc. according to your instructions. If your application fails to specify which Portfolios are desired, or is otherwise incomplete, and you do not consent to our retention of your initial payment until the application is made complete, we will return your initial payment within five business days. There are no interest or principal guarantees on your funds.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE VARIABLE ANNUITY ACCOUNT?
Purchase payments allocated to the Variable Annuity Account are invested exclusively in shares of each Fund. Each Fund is a mutual fund of the series type, which means that it has several different portfolios which it offers for investment. Shares of each Fund will be made available at net asset value to the Variable Annuity Account to fund the variable annuity contract. The Fund is also required to redeem its shares at net asset value at our request. We reserve the right to add, combine or remove other eligible funds.
  The investment objectives and certain policies of the Portfolios of the Advantus Series Fund are as follows:
      The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
      The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
      The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuation in short-term interest rates.
      AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
      The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
      The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective, the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
      The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
      The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
      The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective, the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
      The Small Company Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common or preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
      The Value Stock Portfolio seeks the long-term accumulation of capital. The production of income through the holdings of dividend-paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.
      The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. The investments in each Portfolio are primarily zero coupon securities, debt securities which pay no cash income and are sold at a discount from their par value at maturity, particularly those issued by the U.S. Treasury and those issued by the U.S. Government and its agencies. There are four Portfolios of this type and each will mature on a specified target date as indicated in the name of each Portfolio. The current maturity dates are in September in the years 1998, 2002, 2006 and 2010.
      The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
      The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities.
      The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 Mid Cap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by

    Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
      The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the sub-adviser believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
      The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.
      The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
  ALTHOUGH THE SMALL COMPANY VALUE, THE INTERNATIONAL BOND, THE INDEX 400 MID-CAP, THE MICRO-CAP VALUE, THE MACRO-CAP VALUE AND THE MICRO-CAP GROWTH PORTFOLIOS OF THE FUND ARE INCLUDED IN THIS PROSPECTUS, THEY WILL NOT BE AVAILABLE UNTIL OCTOBER 1, 1997.
  In addition to the investments in the Advantus Series Fund, the Variable Annuity Account invests in the Templeton Developing Markets Fund, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund Class 2, a mutual fund of the series type.
  ALTHOUGH THE TEMPLETON DEVELOPING MARKETS FUND IS INCLUDED IN THIS PROSPECTUS, IT WILL NOT BE AVAILABLE IN THE CONTRACT UNTIL OCTOBER 1, 1997.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the contract are as follows:
      The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
    Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  There is no assurance that any Fund will meet its objectives. Additional information concerning the investment objectives and policies of the Funds can be found in the current prospectus for each Fund, which is attached to this Prospectus.
  A person should carefully read each prospectus before investing in the contract.

CAN YOU CHANGE THE PORTFOLIO SELECTED?
Yes. You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. And before annuity payments begin, you may transfer all or a part of your accumulation value from one Fund to another or among the Portfolios. After annuity payments begin, amounts held as annuity reserves may be transferred among the variable annuity sub-accounts subject to some restrictions. Annuity reserves may be transferred only from a variable annuity to a fixed annuity during the annuity period. For a more detailed discussion of applicable telephone procedures, please see page 23 of this Prospectus under the heading "Purchase Payments, Value of the Contract and Transfers."

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACT?
We deduct from the net asset value of the Variable Annuity Account an amount, computed daily, equal to an annual rate of 1.25% for mortality and expense risk guarantees. This total represents a charge of .80% for our assumption of mortality risks and .45% for our assumption of expense risks. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual rate.
  In addition, Advantus Capital Management, Inc., one of our subsidiaries, acts as the investment adviser to the Series Fund and deducts from the net asset value of each Portfolio of the Series Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreements with Advantus Capital provide that the fee shall be computed at the annual rate of .4% of the Index 500 Portfolio, .75% of the Capital Appreciation, Value Stock, Small Company Value and the Small Company Value Portfolios, 1.0% of the International Stock Portfolio .6% of the International Bond Portfolio, .7% of the Macro-Cap Value Portfolio, 1.1% of the Micro-Cap Growth Portfolio and 1.25% of the Micro-Cap Value Portfolio and .5% of each of the remaining Portfolio's net assets except for the Maturing Government Bond Portfolios. The advisory fee for the Maturing Government Bond Portfolios is generally .25%, however, for the Portfolios maturing in 1998 and 2002, the fee will be .05% until April 30, 1998 and .25% thereafter. For the Templeton Developing Markets Fund, its investment manager deducts from the net asset value of the Fund a fee for services provided under an investment advisory agreement which, effective May 1, 1997, will be at an annual rate of 1.25%. Also deducted from the net asset value on a daily basis is a Rule 12b-1 fee of .25%.
  The Funds are subject to certain expenses that may be incurred with respect to their operations. For more information, see the prospectuses of each Fund which are attached to this prospectus. The Templeton Developing Markets Fund pays its investment adviser management fees at an annual rate of 1.25% of the Fund's average daily net assets and pays other operating expenses which will vary every year but, for the most recent fiscal year, were 0.53% of its average daily net assets. In addition, Class 2 of the Templeton Developing Markets Fund has a rule 12b-1 plan and may pay up to 0.25% annually of the average daily net assets for distribution. For more information, see the fund's prospectus.
  In addition, a deferred sales charge may apply. Deductions for any applicable premium taxes may also be made (currently such taxes range from 0.0% to 3.5%) depending upon applicable law.
  For more information on charges, see the heading "Contract Charges" in this Prospectus. The deferred sales charge is discussed below.

WHAT IS THE DEFERRED SALES CHARGE?
We deduct a deferred sales charge on contract withdrawals and surrenders during the first seven contract years following receipt of each purchase payment for expenses relating to the sale of the contract. The amount of any deferred sales charge is deducted from the accumulation value.
  The amount of deferred sales charge, as a percentage of the amount surrendered or withdrawn, decreases during the first seven contract years following receipt of each purchase payment from an initial charge of 7% to 0%. The charge does not apply to the excess, if any, of the accumulation value over the sum of all purchase payments made to the contract, less the amount of previous purchase payment withdrawals. The charge is applied to each purchase payment on a first-in, first-out basis. The charge will not exceed 7% of the purchase payments made under the contract.
  There is no deferred sales charge on (1) amounts applied to provide an annuity under the contract, (2) amounts returned pursuant to the contracts' cancellation right, or (3) amounts paid in the event of the death of the owner.
  For more information on this charge, see the heading "Deferred Sales Charges" in this Prospectus.

ARE THERE ANY OTHER CHARGES IN THE CONTRACT?
Yes. We reserve the right to make a charge, not to exceed $25, for transfers occurring more frequently than once a month. Currently we do not impose such a charge. Also, the contract contains a provision of a contract fee of $200 when a fixed annuity is elected.

CAN YOU MAKE PARTIAL WITHDRAWALS FROM THE CONTRACT?
Yes. You may make withdrawals of the accumulation value of your contract before an annuity begins. Partial withdrawals must be pursuant to your written request.
  Partial withdrawals are generally subject to the deferred sales charge. In addition, a penalty tax of 10% of the amount of the taxable distribution may be assessed upon withdrawals from the variable annuity contract in certain circumstances, including distributions made prior to the owner's attainment of age 59 1/2. For more information, see the heading "Federal Tax Status" in this Prospectus.

DO YOU HAVE A RIGHT TO CANCEL THE CONTRACT?
Yes. You may cancel the contract any time within ten days of your receipt of the contract by returning it to us or your agent. In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time for contracts issued or delivered to owners that are sixty years of age or older at the time of delivery. These rights are subject to change and may vary among the states.

IS THERE A GUARANTEED DEATH BENEFIT?
Yes. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or (2) the amount of the total purchase payments as consideration for this contract, less all contract withdrawals.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The contract specifies several annuity options. Each annuity option may be elected on either a variable annuity or fixed annuity or a combination of the two. Other annuity options may be available from us on request. The specified annuity options are a life annuity; a life annuity with a period certain of either 120 months, 180 months or 240 months; a joint and last survivor annuity and a period certain annuity.

WHAT IF THE OWNER DIES?
If you die before payments begin, we will pay the death benefit to the named beneficiary. In the case of joint owners, this amount would be payable at the death of the second owner.
  If the annuitant dies after annuity payments have begun, we will pay whatever death benefit may be called for by the terms of the annuity option selected. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

WHAT VOTING RIGHTS DO YOU HAVE?
Contract owners and annuitants will be able to direct us as to how to vote shares of the underlying Funds held for their contracts where shareholder approval is required by law in the affairs of the Funds.

EXPENSE TABLE
The tables shown below are to assist a contract owner in understanding the costs and expenses that a contract will bear directly or indirectly. For more information on contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon the applicable law. The tables show the expenses of each portfolio of the Funds after expense reimbursement.
  The following contract expense information is intended to illustrate the expenses of the MultiOption Select variable annuity contract. All expenses shown are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them in this heading.

FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT
MULTIOPTION SELECT
CONTRACT OWNER TRANSACTION EXPENSES
  The amount of the deferred sales charge percentage is as shown in the table below:

  CONTRACT YEARS SINCE PAYMENT       CHARGE
--------------------------------  -------------
              0-1                          7%
              1-2                          7%
              2-3                          6%
              3-4                          5%
              4-5                          4%
              5-6                          3%
              6-7                          2%
        7 and thereafter                   0%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

    Mortality and Expense Risk Fees...............   1.25%
                                                    ------
        Total Separate Account Annual Expenses....   1.25%
                                                    ------
                                                    ------

Note: We have reserved the right to increase the total of the mortality and expense risk fees to not more than 1.40% on an annual rate. For more information on these charges, please see the heading "Mortality and Expense Risk Charges" on page 17 of this Prospectus.

FUND ANNUAL EXPENSES
(As a percentage of average net assets for the described Advantus Series Fund, Inc. Portfolios and the Templeton Variable Product Series.)

                                                             OTHER                         TOTAL FUND
                                                           EXPENSES                      ANNUAL EXPENSES
                                          INVESTMENT    (AFTER EXPENSE                   (AFTER EXPENSE
                                          MANAGEMENT    REIMBURSEMENTS    DISTRIBUTION   REIMBURSEMENTS
                                             FEES           IF ANY)         EXPENSES         IF ANY)
                                          -----------   ---------------   ------------   ---------------
Advantus Series Fund, Inc.:
    Growth Portfolio....................      0.50%           0.09%             --             0.59%
    Bond Portfolio......................      0.50%           0.06%             --             0.56%
    Money Market Portfolio..............      0.50%           0.10%             --             0.60%
    Asset Allocation Portfolio..........      0.50%           0.04%             --             0.54%
    Mortgage Securities Portfolio.......      0.50%           0.08%             --             0.58%
    Index 500 Portfolio.................      0.40%           0.05%             --             0.45%
    Capital Appreciation Portfolio......      0.75%           0.10%             --             0.85%
    International Stock Portfolio.......      0.74%           0.32%             --             1.06%
    Small Company Portfolio.............      0.75%           0.06%             --             0.81%
    Maturing Government Bond 1998
      Portfolio (1)(2)..................      0.05%           0.15%             --             0.20%
    Maturing Government Bond 2002
      Portfolio (1)(2)..................      0.05%           0.15%             --             0.20%

                                                             OTHER                         TOTAL FUND
                                                           EXPENSES                      ANNUAL EXPENSES
                                          INVESTMENT    (AFTER EXPENSE                   (AFTER EXPENSE
                                          MANAGEMENT    REIMBURSEMENTS    DISTRIBUTION   REIMBURSEMENTS
                                             FEES           IF ANY)         EXPENSES         IF ANY)
                                          -----------   ---------------   ------------   ---------------
    Maturing Government Bond 2006
      Portfolio (2).....................      0.25%           0.15%             --             0.40%
    Maturing Government Bond 2010
      Portfolio (2).....................      0.25%           0.15%             --             0.40%
    Value Stock Portfolio...............      0.75%           0.08%             --             0.83%
    Small Company Value Portfolio (3)...      0.75%           0.15%             --             0.90%
    International Bond
      Portfolio (3).....................      0.60%           1.00%             --             1.60%
    Index 400 Mid-Cap
      Portfolio (3).....................      0.40%           0.15%             --             0.55%
    Micro-Cap Value Portfolio (3).......      1.25%           0.15%             --             1.40%
    Macro-Cap Value Portfolio (3).......      0.70%           0.15%             --             0.85%
    Micro-Cap Growth
      Portfolio (3).....................      1.10%           0.15%             --             1.25%

Templeton Variable Products Series:
    Templeton Developing Markets Fund
      Class 2 (3)(4)....................      1.25%           0.53%           0.25%            2.03%

(1) Investment management fees for the Maturing Government Bond 1998 and 2002 Portfolios are equal on an annual basis to .05% of average daily net assets until April 30, 1998 at which time the fees will be .25% of average daily net assets.

(2) Minnesota Mutual voluntarily absorbed certain expenses of the Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006 and Maturing Government Bond 2010 Portfolios for the year ended December 31, 1996. If these portfolios had been charged for expenses, the ratio of expenses to average daily net assets would have been .72%, 1.14%, 1.58% and 2.18%, respectively. It is Minnesota Mutual's present intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15%. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.

(3) Although the Small Company Value, International Bond, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value, and Micro-Cap Growth Portfolios will not be available until October 1, 1997, Minnesota Mutual has voluntarily agreed to absorb or waive other fund expenses which exceed, as a percentage of average daily net assets, 1.00% for International Bond and .15% for Small Company Value, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios for the period ended December 31, 1997. If the Portfolios were to be charged for these expenses, it is estimated that the ratio of total expenses to average daily net assets would be 3.04% for Small Company Value, 3.19% for International Bond, 2.20% for Index 400 Mid-Cap, 4.07% for Micro-Cap Value, 2.97% for Macro-Cap Value, 3.77% for Micro-Cap Growth and 3.75% for Templeton Developing Markets. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.

(4) Templeton Developing Markets -- Class 2. Figures are estimates for 1997 based on annualized Class 1 1996 figures. The Fund began operations in March 1996. Class 2 shares of the Fund were first offered May 1, 1997, and have a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. In addition, figures do not reflect the Investment Manager's agreement in advance to waive a portion of its fees during 1996. After the waiver, actual management fees and total operating expenses of the portfolio were 1.17% and 1.95% of net assets, respectively. This waiver agreement has been terminated.

CONTRACT OWNER EXPENSE EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                              IF YOU SURRENDERED YOUR               IF YOU ANNUITIZE AT THE END OF THE
                                             CONTRACT AT THE END OF THE              APPLICABLE TIME PERIOD OR YOU DO
                                               APPLICABLE TIME PERIOD                  NOT SURRENDER YOUR CONTRACT*
                                     ------------------------------------------   --------------------------------------
                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                     --------   --------   --------   ---------   ------   --------   -------   --------
Growth Portfolio...................   $  89      $ 118      $ 140       $ 216      $19       $ 58      $100       $216
Bond Portfolio.....................   $  88      $ 117      $ 138       $ 213      $18       $ 57      $ 98       $213
Money Market Portfolio.............   $  89      $ 118      $ 140       $ 217      $19       $ 58      $100       $217
Asset Allocation Portfolio.........   $  88      $ 116      $ 137       $ 211      $18       $ 56      $ 97       $211
Mortgage Securities
  Portfolio........................   $  89      $ 118      $ 139       $ 215      $19       $ 58      $ 99       $215
Index 500 Portfolio................   $  87      $ 114      $ 132       $ 201      $17       $ 54      $ 92       $201
Capital Appreciation
  Portfolio........................   $  91      $ 126      $ 153       $ 243      $21       $ 66      $113       $243
International Stock Portfolio......   $  93      $ 132      $ 164       $ 265      $23       $ 72      $124       $265
Small Company Portfolio............   $  91      $ 125      $ 151       $ 239      $21       $ 65      $111       $239
Maturing Government Bond 1998
  Portfolio........................   $  85      $ 106      $ 122       $ 188      $15       $ 46      $ 82       $188
Maturing Government Bond 2002
  Portfolio........................   $  85      $ 106      $ 122       $ 188      $15       $ 46      $ 82       $188
Maturing Government Bond 2006
  Portfolio........................   $  87      $ 112      $ 130       $ 195      $17       $ 52      $ 90       $195
Maturing Government Bond 2010
  Portfolio........................   $  87      $ 112      $ 130       $ 195      $17       $ 52      $ 90       $195
Value Stock Portfolio..............   $  91      $ 125      $ 152       $ 241      $21       $ 65      $112       $241
Small Company Value Portfolio......   $  92      $ 127        N/A         N/A      $22       $ 67       N/A        N/A
International Bond Portfolio.......   $  99      $ 148        N/A         N/A      $29       $ 88       N/A        N/A
Index 400 Mid-Cap Portfolio........   $  88      $ 117        N/A         N/A      $18       $ 57       N/A        N/A
Micro-Cap Value Portfolio..........   $  97      $ 142        N/A         N/A      $27       $ 82       N/A        N/A
Macro-Cap Value Portfolio..........   $  91      $ 126        N/A         N/A      $21       $ 66       N/A        N/A
Micro-Cap Growth Portfolio.........   $  95      $ 138        N/A         N/A      $25       $ 78       N/A        N/A
Templeton Developing Markets
  Portfolio Class 2................   $ 103      $ 161        N/A         N/A      $33       $101       N/A        N/A

* Annuitization for this purpose means the election of an Annuity Option under which benefits are expected to continue for a period of at least five years.

  Prior to May 3, 1993, several of the Portfolios were known by different names. The Growth Portfolio was the Stock Portfolio, the Asset Allocation Portfolio was the Managed Portfolio, the Index 500 Portfolio was the Index Portfolio and the Capital Appreciation Portfolio was the Aggressive Growth Portfolio.

CONDENSED FINANCIAL INFORMATION

The financial statements of Minnesota Mutual Variable Annuity Account and of The Minnesota Mutual Life Insurance Company may be found in the Statement of Additional Information.
  The table below gives per unit information about the financial history of each sub-account for the years ended December 31, 1996 and December 31, 1995 and the period from September 15, 1994, commencement of operations, to December 31, 1994. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Annuity Account included in this prospectus.

                                                        1996           1995           1994
                                                    ------------   ------------   ------------
Growth Sub-Account:
  Unit value at beginning of period...............        $2.630         $2.143         $2.222
  Unit value at end of period.....................        $3.043         $2.630         $2.143
  Number of units outstanding at end of period....    38,448,452     35,809,340     33,090,790
Bond Sub-Account:
  Unit value at beginning of period...............        $2.153         $1.820         $1.845
  Unit value at end of period.....................        $2.189         $2.153         $1.820
  Number of units outstanding at end of period....    36,732,062     28,069,241     23,798,963
Money Market Sub-Account:
  Unit value at beginning of period...............        $1.515         $1.455         $1.441
  Unit value at end of period.....................        $1.570         $1.515         $1.455
  Number of units outstanding at end of period....    22,929,634     14,809,515     11,720,778
Asset Allocation Sub-Account:
  Unit value at beginning of period...............        $2.486         $2.014         $2.048
  Unit value at end of period.....................        $2.762         $2.486         $2.014
  Number of units outstanding at end of period....   116,211,650    110,975,477    109,044,286
Mortgage Securities Sub-Account:
  Unit value at beginning of period...............        $1.934         $1.660         $1.677
  Unit value at end of period.....................        $2.010         $1.934         $1.660
  Number of units outstanding at end of period....    32,527,955     31,277,934     31,542,405
Index 500 Sub-Account:
  Unit value at beginning of period...............        $2.425         $1.794         $1.847
  Unit value at end of period.....................        $2.913         $2.425         $1.794
  Number of units outstanding at end of period....    46,097,553     35,272,024     29,639,298
Capital Appreciation Sub-Account:
  Unit value at beginning of period...............        $2.524         $2.082         $2.096
  Unit value at end of period.....................        $2.932         $2.524         $2.082
  Number of units outstanding at end of period....    51,023,999     45,964,468     40,739,415
International Stock Sub-Account:
  Unit value at beginning of period...............        $1.462         $1.296         $1.374
  Unit value at end of period.....................        $1.730         $1.462         $1.296
  Number of units outstanding at end of period....    86,521,264     68,725,183     61,474,893
Small Company Sub-Account:
  Unit value at beginning of period...............        $1.591         $1.220         $1.210
  Unit value at end of period.....................        $1.673         $1.591         $1.220
  Number of units outstanding at end of period....    59,295,273     43,234,716     29,723,609
Maturing Government Bond 1998 Sub-Account:
  Unit value at beginning of period...............        $1.124         $0.981         $1.001
  Unit value at end of period.....................        $1.156         $1.124         $0.981
  Number of units outstanding at end of period....     3,911,112      3,330,772      2,578,506
Maturing Government Bond 2002 Sub-Account:
  Unit value at beginning of period...............        $1.200         $0.972         $0.987
  Unit value at end of period.....................        $1.205         $1.200         $0.972
  Number of units outstanding at end of period....     2,935,860      2,417,823      2,528,509
Maturing Government Bond 2006 Sub-Account:
  Unit value at beginning of period...............        $1.281         $0.963         $0.964
  Unit value at end of period.....................        $1.250         $1.281         $0.963
  Number of units outstanding at end of period....     2,334,109      1,878,731      1,808,705
Maturing Government Bond 2010 Sub-Account:
  Unit value at beginning of period...............        $1.326         $0.951         $0.938
  Unit value at end of period.....................        $1.265         $1.326         $0.951
  Number of units outstanding at end of period....     2,077,124        924,681        913,358
Value Stock Sub-Account:
  Unit value at beginning of period...............        $1.375         $1.047         $1.085
  Unit value at end of period.....................        $1.778         $1.375         $1.047
  Number of units outstanding at end of period....    43,796,523     18,744,902      7,178,675

PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its sub-accounts. In the case of the Money Market Sub-Account, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other sub-accounts, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period since the inception of the underlying Portfolios. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contracts described herein were issued when the underlying Portfolios first became available to the Variable Annuity Account under other contracts issued by us. The Money Market Sub-Account may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the sub-accounts for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. The various performance figures used in Variable Annuity Account advertisements relating to the contract described in this Prospectus are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.

MONEY MARKET SUB-ACCOUNT YIELD.    Yield quotations for the Money Market
Sub-Account are based on the income generated by an investment in the sub-account over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the sub-account is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. Yield and effective yield figures quoted by the Sub-Account will not reflect the deduction of any applicable deferred sales charges.

TOTAL RETURN FIGURES.    Cumulative total return figures may also be quoted for
all sub-accounts. Cumulative total return is based on a hypothetical $1,000 investment in the sub-account at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period. Cumulative total return figures quoted by the sub-account will not reflect the deduction of any applicable deferred sales charges.
  All cumulative total return figures published for sub-accounts will be accompanied by average annual total return figures for a one-year period and for the period since the sub-account became available pursuant to the Variable Annuity Account's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the surrender value of that investment at the end of the period. The surrender value will reflect the deduction of the deferred sales charge applicable to the contract and to the length of the period advertised. Such average annual total return figures may also be accompanied by average annual total return figures, for the same or other periods, which do not reflect the deduction of any applicable deferred sales charges.

PREDICTABILITY OF RETURN.    For each of the Maturing Government Bond
Sub-Accounts, Minnesota Mutual will calculate an anticipated growth rate (AGR) on each day that the underlying Portfolio of the Fund is valued. Minnesota Mutual may also calculate an anticipated value at maturity (AVM) on any such day. Daily calculations for each are necessary because (i) the AGR and AVM calculations assume, among other things, an expense ratio and portfolio composition that remains unchanged for the life of each such sub-account to the target date at maturity, and (ii) such calculations are therefore meaningful as a measure of predictable return only if such units are held to the applicable target maturity date and only with respect to units purchased on the date of such calculations (the AGR and AVM applicable to units purchased on any other date may be materially different). Those assumptions can only be hypothetical given that owners of contracts have the option to purchase or redeem units on any business day through contract activity, and will receive dividend and capital gain distributions through the receipt of additional shares to their unit values. A number of factors in addition to contract owner activity can cause a Maturing Government Bond Sub-Account's AGR and AVM to change from day to day. These include the adviser's efforts to improve total return through market opportunities, transaction costs, interest rate changes and other events that affect the market value of the investments held in each Maturing Government Bond Portfolio in the Fund. Despite these factors, it is anticipated that if specific units of a Maturing Government Bond Sub-Account are held to the applicable target maturity date, then the AGR and AVM applicable to such units (i.e., calculated as of the date of purchase of such units) will vary from the actual return experienced by such units within a narrow range.

------------------------------------------------------------------------
GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico, and Guam.

B.  VARIABLE ANNUITY ACCOUNT
A separate account called the Minnesota Mutual Variable Annuity Account was established on September 10, 1984, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Annuity Account. The separate account meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Variable Annuity Account was established provides that the assets of the Variable Annuity Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable annuity contracts for which the separate account was established. The investment performance of the Variable Annuity Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish. All obligations under the contracts are general corporate obligations of Minnesota Mutual.
  The Variable Annuity Account currently has twenty-one sub-accounts to which contract owners may allocate purchase payments. Each sub-account invests in shares of a corresponding Portfolio of the Fund. Additional sub-accounts may be added at our discretion.

C.  ADVANTUS SERIES FUND, INC.
The Variable Annuity Account currently invests exclusively in Advantus Series Fund, Inc. (the "Series Fund"), a mutual fund of the series type which is advised by Advantus Capital Management, Inc. Prior to May 1, 1997, the name of the Series Fund was "MIMLIC Series Fund, Inc." On January 14, 1997, the Series Fund's Board of Directors approved an amendment of the Series Fund's Articles of Incorporation for the purpose of changing the name of the Series Fund to "Advantus Series Fund, Inc." effective May 1, 1997. The purpose of the name change is to provide the Series Fund with a more distinctive name which may provide greater visibility and name recognition, which reflects the name of its adviser, and which may provide additional marketing opportunities for variable contracts investing in shares of the Series Fund. The change in the Series Fund's name will not result in any change in investment objectives policies or practices for the Series Fund or any of its Portfolios. The Series Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. The Series Fund issues its shares, continually and without sales charge, only to us and our separate accounts, which currently include the Variable Annuity Account, the Group Variable Annuity Account, Variable Fund D, the Variable Life Account and the Variable Universal Life Account. The Series Fund may be made available to other separate accounts as new products are developed and may be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of ours domiciled in the State of New York. Shares are sold and redeemed at net asset value. In the case of a newly issued contract, purchases of shares of the Portfolios of the Series Fund in connection with the first purchase payment will be based on the values next determined after issuance of the contract by us. Redemptions of shares of the Portfolios of the Series Fund are made at the net asset value next determined from the day we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding contracts, purchases of shares of the Portfolios of the Series Fund for the Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of contract purchase payments.
  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. The same portfolio managers and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. It acts as an investment adviser to the Fund pursuant to an advisory agreement.
  Advantus Capital acts as investment adviser for the Fund and its Portfolios. Winslow Capital Management, Inc., a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, has been retained under an investment sub-advisory agreement with Advantus Capital to provide investment advice and, in general, conduct the management and investment program of the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio of the Fund.
  J.P. Morgan Investment Management Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund. Keystone Investment Management Company a Delaware corporation with principal offices in Boston, Massachusetts has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Value Portfolio of the Fund. Wall Street Associates, a California corporation with principal offices in La Jolla, California, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund. Julius Baer Investment Management, Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund. A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contract.

D.  TEMPLETON VARIABLE PRODUCTS SERIES FUND
In addition to the investments in the Fund, the Variable Annuity Account invests in the Templeton Developing Markets Fund, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the contract are as follows:
      The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
    Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  Class 2 of the Templeton Developing Markets Fund pays 0.25% of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to Minnesota Mutual may be used for certain contract owner services or distribution activities.

  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide. A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contract.

E.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Annuity Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing accumulation values, future purchase payments and future annuity payments.
  We may also establish additional sub-accounts in the Variable Annuity Account and we reserve the right to add, combine or remove any sub-accounts of the Variable Annuity Account. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the sub-accounts of the Variable Annuity Account. The addition of any investment option will be made available to existing contract owners on such basis as may be determined by us.
  We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the Variable Annuity Contract with one or more of our other separate accounts.
  Shares of the Funds are also sold to other of our separate accounts, which are used to receive and invest purchase payments paid under our variable life policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in two Funds simultaneously. Although neither Minnesota Mutual nor the Funds currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or
(4) differences in voting instructions between those given by policy owners and those given by contract owners.

------------------------------------------------------------------------
CONTRACT CHARGES

The contract has several types of charges, all of which are discussed below. They include a deferred sales charge, mortality and expense risk charges and a transaction charge.

A.  DEFERRED SALES CHARGES
No deferred sales charge is deducted from the purchase payment made for this contract. However, when a contract's accumulation value is reduced by a withdrawal or a surrender, a deferred sales charge may be deducted for expenses relating to the sale of the contracts. There is no deferred sales charge on (1) amounts applied to provide an annuity under the contract, (2) amounts returned pursuant to the contract's cancellation right, or (3) amounts paid in the event of the death of the owner.
  The deferred sales charge is the charge made on contract withdrawals or surrenders. It is made during the seven year period following the receipt of each purchase payment. The amount withdrawn plus any deferred sales charge is deducted from the accumulation value. Accumulation units will be cancelled of a value equal to the applicable charge and the amount of the withdrawal.
  The amount of the deferred sales charge is determined from the percentages shown in the table below. All purchase payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis for the purpose of determining the amount of the deferred sales charge. It applies only to withdrawal or surrender of purchase payments received by us within seven years of the date of the withdrawal or surrender. However, you may receive the excess, if any, of the accumulation value of the contract over the sum of all of the purchase payments made to the contract, reduced by the amount of previous purchase payment withdrawals, without a deferred sales charge. In addition, we will waive the sales charge on that portion of a contract's purchase payments which are applied to the purchase of an Adjustable Income Annuity, which is an immediate variable annuity product issued by us.
  The amount of the deferred sales charge percentage is as shown in the table below:

  CONTRACT YEARS SINCE PAYMENT       CHARGE
--------------------------------  -------------
              0-1                          7%
              1-2                          7%
              2-3                          6%
              3-4                          5%
              4-5                          4%
              5-6                          3%
              6-7                          2%
        7 and thereafter                   0%

  The amount of the deferred sales charge is determined by: (a) calculating the number of years each purchase payment being withdrawn has been in the contract;
(b) multiplying each purchase payment withdrawn by the appropriate sales charge percentage in the table; and (c) adding the deferred sales charge from all purchase payments as calculated in (b).
  As a percentage of purchase payments paid to the contract, MIMLIC Sales Corporation ("MIMLIC Sales"), the principal underwriter, may pay up to 4.5% of the amount of the purchase payments to the contract. In addition, MIMLIC Sales or Minnesota Mutual will pay, based uniformly on the sale of variable annuity contracts by such broker-dealers, credits which allow registered representatives who are responsible for sales of variable annuity contracts to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Minnesota Mutual may also pay those registered representatives amounts based upon their production and the persistency of life insurance and annuity business placed with Minnesota Mutual.

B.  MORTALITY AND EXPENSE RISK CHARGES
We assume the mortality risk under the contract by our obligation to continue to make monthly annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the contract, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract.
  We assume an expense risk by assuming the risk that deductions provided for in the contract for the mortality and other expenses will be adequate to cover the expenses incurred.
  For assuming these risks, we currently make a deduction from the Variable Annuity Account at the annual rate of .80% for the mortality risk and .45% for the expense risk. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual basis.
  For a discussion of how these charges are applied in the calculation of the accumulation unit value, please see the discussion entitled "Purchase Payments, Value of the Contract and Transfers" on page 23.
  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Variable Annuity Account from our General Account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the deferred sales charge.

C.  TRANSACTION AND CONTRACT CHARGES
We reserve the right to make a charge, not to exceed $25, for each transfer among the sub-accounts of the separate account when the frequency of such transfer requests exceeds one every calendar month. No charge is currently imposed on transfer requests exceeding this frequency.

  A $200 contract fee is imposed when a fixed annuity is elected under the contract and the guaranteed rates are applied to provide an annuity.

------------------------------------------------------------------------
VOTING RIGHTS

The Fund shares held in the Variable Annuity Account will be voted by us at the regular and special meetings of the Fund. Shares attributable to contracts will be voted by us in accordance with instructions received from contract owners with voting interests in each sub-account of the Variable Annuity Account. In the event no instructions are received from a contract owner with respect to shares of a Portfolio held by a sub-account, we will vote such shares of the Portfolio and shares not attributable to contracts in the same proportion as shares of the Portfolio held by such sub-account for which instructions have been received. The number of votes which are available to a contract owner will be calculated separately for each sub-account of the Variable Annuity Account. If, however, the Investment Company Act of 1940 or any regulation under that Act should change so that we may be allowed to vote shares in our own right, then we may elect to do so.
  During the accumulation period of each contract, the contract owner holds the voting interest in each contract. The number of votes will be determined by dividing the accumulation value of the contract attributable to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account.
  During the annuity period of each contract, the annuitant holds the voting interest in each contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.
  We shall notify each contract owner or annuitant of a Fund shareholders' meeting if the shares held for the contract owner's contract may be voted at such meeting. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

------------------------------------------------------------------------
DESCRIPTION OF THE CONTRACT

A.  GENERAL PROVISIONS

1.  FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
This is a contract which may be used in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by or on behalf of individuals. It may also be purchased by individuals not as a part of any plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date with the purchase payments for the contract to be paid prior to the annuity commencement date in a series of payments flexible with respect to the date and amount of payment. The contract is also appropriate for situations where only a single purchase payment is anticipated.

2.  ISSUANCE OF CONTRACT
The contracts are issued to you, the contract owner named in the application. The owner of the contract may be the annuitant or someone else.

3.  MODIFICATION OF THE CONTRACT
A contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification. This right of acceptance or rejection is limited for contracts used as individual retirement annuities.

4.  ASSIGNMENT
If the contract is sold in connection with a tax-qualified program, (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities) your or the annuitant's interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

  If the contract is not issued in connection with a tax-qualified program, the interest of any person in the contract may be assigned during the lifetime of the annuitant. We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

5.  LIMITATIONS ON PURCHASE PAYMENTS
You choose when to make purchase payments under the contract. There is no minimum purchase payment amount and there is no minimum amount which must be allocated to any sub-account of the Variable Annuity Account. In the Variable Annuity Account, your purchase payments are invested in the Funds according to your instructions. If your application fails to specify which Portfolios are desired, or is otherwise incomplete, and you do not consent to our retention of your initial payment until the application is made complete, we will return your initial payment within five business days.
  Total purchase payments under the contract may not exceed $5,000,000, except with our consent.
  We may cancel the contract, in our discretion, if no purchase payments are made for a period of two or more full contract years and both (a) the total purchase payments made, less any withdrawals and associated charges, and (b) the accumulation value of the entire contract, are less than $2,000. If such a cancellation takes place, we will pay you the accumulation value of your contract and we will notify you, in advance, of our intent to exercise this right in our annual report which advises contract owners of the status of their contracts. We will act to cancel the contract ninety days after the contract anniversary unless an additional purchase payment is received before the end of that ninety day period. Contracts issued in some states, for example, New Jersey, do not permit such a cancellation and contracts issued there do not contain this provision.
  There may be limits on the maximum contributions to retirement plans that qualify for special tax treatment.

6.  DEFERMENT OF PAYMENT
Whenever any payment under a contract is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the contract, except as payment may be subject to postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Fund or to fairly determine the value of the assets of the Fund; or

    (c) such other periods as the Commission may by order permit for the protection of the contract owners.

7.  PARTICIPATION IN DIVISIBLE SURPLUS
The contracts participate in our divisible surplus, according to the annual determination of our Board of Trustees as to the portion, if any, of our divisible surplus which has accrued on the contracts.
  No assurance can be given as to the amount of divisible surplus, if any, that will be distributable under these contracts in the future. Such amount may arise if mortality and expense experience is more favorable than assumed. When any distribution of divisible surplus is made, it may take the form of additional payments to annuitants or the crediting of additional accumulation units. We do not anticipate any divisible surplus and do not anticipate making dividend payments to contract owners under this contract.

B.  ANNUITY PAYMENTS AND OPTIONS

1.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of (a) the mortality table specified in the contract, which reflects the age of the annuitant, (b) the type of annuity payment option selected, and (c) the investment performance of the Fund Portfolios selected by the contract owner. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions provided for in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of such units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the Funds, and thus the annuity payments will vary with the investment experience of the assets of the Funds, selected by the contract owner.

2.  ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY
The contract provides for four optional annuity forms, any one of which may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. Other annuity options may be available from us on request.
  While the contracts require that notice of election to begin annuity payments must be received by us at least 30 days prior to the annuity commencement date, we are currently waiving that requirement for such variable annuity elections received at least three valuation days prior to the 15th of the month. We reserve the right to enforce the 30 day notice requirement at our option at any time in the future.
  Each contract permits an annuity payment to begin on the first day of any month. Under the contract, if you do not make an election, annuity payments will begin on the later of: (a) the 85th birthday of the annuitant, or (b) five years after the date of issue of the contract. Currently, it is our practice to await instructions from a contract owner before beginning to pay annuity payments. If you fail to elect an annuity option or form, a variable annuity will be provided and the annuity option shall be Option 2A, a life annuity with a period of 120 months. The minimum first monthly annuity payment on either a variable or fixed dollar basis must be at least $20. If such first monthly payment would be less than $20, we may fulfill our obligation by paying in a single sum the surrender value of the contract which would otherwise have been applied to provide annuity payments.
  In addition, the contract restricts the maximum amount which may be applied to provide a fixed annuity under the contract. The maximum amount which may be applied for a fixed annuity is $1,000,000.
  Benefits under retirement plans that qualify for special tax treatment generally must commence no later than the April 1 following the year in which the participant reaches age 70 1/2 and are subject to other conditions and restrictions.

3.  OPTIONAL ANNUITY FORMS

OPTION 1--LIFE ANNUITY
This is an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant. This option offers the maximum monthly payment since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

OPTION 2--LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C)
This is an annuity payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity shall be paid in a single sum to the beneficiary.

OPTION 3--JOINT AND LAST SURVIVOR ANNUITY
This is an annuity payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4--PERIOD CERTAIN ANNUITY
This is an annuity payable monthly for a period certain of from 5 to 20 years, as elected. If the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of such period certain. At any time during the payment period, the payee may elect that (1) the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum, or (2) such commuted amount shall be applied to effect a life annuity under Option 1 or Option 2.

4.  DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT
Under the contract described in this Prospectus, the first monthly annuity payment is determined by the available value of the contract when an annuity begins. In addition, a number of states do impose a premium tax on the amount used to purchase an annuity benefit, depending on the type of plan involved. Where applicable, these taxes currently range from 0.0% to 3.5% and are deducted from the contract value applied to provide annuity payments. We reserve the right to make such deductions from purchase payments as they are received.
  The amount of the first monthly payment depends on the optional annuity form elected and the adjusted age of the annuitant. A formula for determining the adjusted age is contained in the contract.
  The contract contains tables indicating the dollar amount of the first fixed monthly payment under each optional annuity form for each $1,000 of value applied (after deduction of any premium taxes not previously deducted). The tables are determined from the Progressive Annuity Table with interest at the rate of 3% per annum, assuming births in the year 1900 and an age setback of six years. If, when annuity payments are elected, we are using tables of annuity rates for this contract which result in larger annuity payments, we will use those tables instead.
  The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium taxes not previously deducted) to a rate per $1,000 which is based on the Progressive Annuity Table with interest at the rate of 4.5% per annum, assuming births in the year 1900 and with an age setback of six years. The amount of the first payment depends upon the annuity payment option selected and the adjusted age of the annuitant and any joint annuitant. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value. Thereafter, the number of annuity units remains unchanged during the period of annuity payments. This determination is made separately for each sub-account of the separate account. The number of annuity units is based upon the available value in each sub-account as of the date annuity payments are to begin. If, when annuity payments are elected, we are using tables of annuity rates for this contract which result in larger annuity payments, we will use those tables instead.
  The dollar amount determined for each sub-account will then be aggregated for purposes of making payment.
  The 4.5% interest rate assumed in the variable annuity determination would produce level annuity payments if the net investment factor remained constant at 4.5% per year. Subsequent payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.5%. A higher interest rate means a higher initial payment, but a more slowly rising (or more rapidly falling) series of subsequent payments. A lower assumption has the opposite effect.
  Annuity payments are always made as of the first day of a month. The contracts require that notice of election to begin annuity payments must be received by us at least thirty days prior to the annuity commencement date. However, Minnesota Mutual currently waives this requirement, and at the same time reserves the right to enforce the thirty day notice at its option in the future.
  Money will be transferred to the General Account for the purpose of electing fixed annuity payments, or to the appropriate variable sub-accounts for variable annuity payments, on the valuation date coincident with the first valuation date following the fourteenth day of the month preceding the date on which the annuity is to begin.
  If a request for a fixed annuity is received between the first valuation date following the fourteenth day of the month and the second to last valuation date of the month prior to commencement, the transfer will occur on the valuation date coincident with or next following the date on which the request is received. If a fixed annuity request is received after the third to the last valuation day of the month prior to commencement, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine fixed annuity payments will be the value as of the last valuation date of the month preceding the date the fixed annuity is to begin.
  If a variable annuity request is received after the third valuation date preceding the first valuation date following the fourteenth day of the month prior to the commencement date, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine the initial variable annuity payment will be the value as of the first valuation date following the fourteenth day of the month prior to the variable annuity begin date.

5.  AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS
The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account times the annuity unit value for that sub-account as of the due date of the payment. This amount may increase or decrease from month to month.

6.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit for a sub-account is determined monthly as of the first day of each month by multiplying the value on the first day of the preceding month by the product of (a) .996338, and (b) the ratio of the value of the accumulation unit for that sub-account for the valuation date next following the fourteenth day of the preceding month to the value of the accumulation unit for the valuation date next following the fourteenth day of the second preceding month (.996338 is a factor to neutralize the assumed net investment factor, as discussed above, of 4.5% per annum built into the first payment calculation which is not applicable because the actual net investment rate is credited instead). The value of an annuity unit for a sub-account as of any date other than the first day of a month is equal to its value as of the first day of the next succeeding month.

7.  TRANSFER OF ANNUITY RESERVES
Amounts held as annuity reserves may be transferred among the variable annuity sub-accounts during the annuity period. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.
  There are restrictions to such a transfer. The transfer of an annuity reserve amount from any sub-account must be at least equal to $5,000 or the entire amount of the reserve remaining in that sub-account. In addition, annuity payments must have been in effect for a period of 12 months before a change may be made. Such transfers can be made only once every 12 months. The written request for an annuity transfer must be received by us more than 30 days in advance of the due date of the annuity payment subject to the transfer. Upon request, we will make available to you annuity reserve amount sub-account information.
  A transfer will be made on the basis of annuity unit values. The number of annuity units from the sub-account being transferred will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option.
  The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at that number of units which are needed to pay that same amount on the transfer date.
  When we receive a request for the transfer of variable annuity reserves, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment affected by your request. We will use the same valuation procedures to determine your variable annuity payment that we used initially.
  Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer and a $200 contract fee will be imposed. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

  When we receive a request to make such a transfer to a fixed annuity, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment. We will use the same fixed annuity pricing at the time of transfer that we use to determine an initial fixed annuity payment. However, if your annuity is based upon annuity units in a sub-account which matures on a date other than the stated annuity valuation date, then your annuity units will be adjusted to reflect sub-account performance in the maturing sub-account to which reserves are transferred for the period between annuity valuation dates.

C.  DEATH BENEFITS
The contract provides that in the event of the death of the owner before annuity payments begin, the amount payable at death will be the contract accumulation value determined as of the valuation date coincident with or next following the date due proof of death is received by us at our home office. Death proceeds will be paid in a single sum to the beneficiary designated unless an annuity option is elected. Payment will be made within seven days after we receive due proof of death. Except as noted below, the entire interest in the contract must be distributed within five years of the owner's death.
  The contract has a guaranteed death benefit if you die before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or (2) the amount of the total purchase payments paid to us as consideration for this contract, less all contract withdrawals.
  If the owner dies on or before the date on which annuity payments begin and if the designated beneficiary is a person other than the owner's spouse, that beneficiary may elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the owner's death. If there is no designated beneficiary, then the entire interest in a contract must be distributed within five years after the owner's death. If the annuitant dies after annuity payments have begun, any payments received by a non-spouse beneficiary must be distributed at least as rapidly as under the method elected by the annuitant as of the date of death.
  If there are joint owners of this contract, the death benefit described will not be payable until the death of the surviving joint owner.
  If any portion of the contract interest is payable to the owner's designated beneficiary who is also the surviving spouse of the owner, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and
(2) the time of distribution in the event of that spouse's death. Payments must be made in substantially equal installments.
  If the owner of this contract is other than a natural person, such as a trust or other entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

D.  PURCHASE PAYMENTS, VALUE OF THE CONTRACT AND TRANSFERS

1.  CREDITING ACCUMULATION UNITS
During the accumulation period--the period before annuity payments begin--each purchase payment is credited on the valuation date coincident with or next following the date such purchase payment is received by us at our home office. When the contract is originally issued, application forms are completed by the applicant and forwarded to our home office. We will review each application form submitted to us for compliance with our issue criteria and, if it is accepted, a contract will be issued.
  If the initial purchase payment is accompanied by an incomplete application, that purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received. We are required to return the initial purchase payment accompanying an incomplete application immediately and in full if it appears that the application cannot be completed within five business days, unless the prospective owner specifically consents to our retention of the purchase payment until the application is made complete.
  Purchase payments will be credited to the contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.
  The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the Portfolios of the Fund.

  We will determine the value of accumulation units on each day on which each Fund is valued. The net asset value of the Fund's shares shall be computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Accordingly, the value of accumulation units so determined will be applicable to all purchase payments received by us at our home office on that day prior to the close of business of the Exchange. The value of accumulation units applicable to purchase payments received after the close of business of the Exchange will be the value determined on the next valuation date.
  Applications received without instructions as to allocation of purchase payment amounts among the sub-accounts of the Variable Annuity Account will be treated as incomplete.
  Upon your written request, values under the contract may be transferred among the sub-accounts of the Variable Annuity Account. We will make the transfer on the basis of accumulation unit values on the valuation date coincident with or next following the day we receive the request at our home office. No deferred sales charge will be imposed on such transfers. There is no dollar amount limitation which is applied to transfers.
  Systematic transfer arrangements may be established among the sub-accounts of the Variable Annuity Account. They may begin on the 10th or 20th of any month and if a transfer cannot be completed it will be made on the next available transfer date. In the absence of specific instructions, transfers will be made on a monthly basis and will remain active until the appropriate sub-account accumulation value is depleted. Systematic transfer arrangements are limited to a maximum of twenty sub-accounts.
  Also, you may effect transfers, or a change in the allocation of future purchase payments, by means of a telephone call. Transfers made pursuant to such a call are subject to the same conditions and procedures as are outlined above for written transfer requests. During periods of marked economic or market changes, contract owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, contract owners should consider submitting a written transfer request while continuing to attempt telephone instructions. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact us.
  We make telephone contract services automatically available to all contract owners. We will employ reasonable procedures to satisfy ourselves that instructions received from contract owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or a person authorized by you to personally identify themselves in telephone conversations through contract numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the contract owners with a written confirmation of the telephone transfer.

2.  VOLUME CREDIT
Wherever allowed by law, we reserve the right to credit certain additional amounts ("volume credit") to your contract if you submit large initial or subsequent purchase payments. Such volume credit is credited by us on your behalf with funds from our General Account. As of the date of this Prospectus, we were making such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.
  The current breakpoints for qualifying for a volume credit are shown below. Also shown is the value of such volume credit as a percentage of your purchase payment.

                               VOLUME CREDIT AS A
                                PERCENTAGE OF THE
     PURCHASE PAYMENT           PURCHASE PAYMENT
--------------------------  -------------------------
$              0-- 499,999                  0
         500,000-- 749,999               .375
         750,000-- 999,999                .75
      1,000,000--1,499,999              1.125
      1,500,000--1,999,999               1.50
      2,000,000--2,499,999              1.875
      2,500,000--2,999,999               2.25
      3,000,000--3,999,999              2.625
      4,000,000--5,000,000               3.00

  The volume credit is added the next business day after the purchase payments are allocated to the contract, and are allocated to the investment options in the same manner as the purchase payment. Should you exercise your right to return the contract under the free look provision, the then current value of any volume credit as of the date your contract is cancelled and will be deducted from your account value prior to determining the amount to be returned to you. We do not consider volume credit to be "investment in the contract" for income tax purposes (see "Federal Tax Status"). Volume credit amounts may be withdrawn without assessment of the deferred sales charge (see "Deferred Sales Charge").
  Each time a new purchase payment is made, a new volume credit will be calculated. The applicable percentage from the chart will be based on the total cumulative purchase payments to date, including the new purchase payment, less all prior purchase payments withdrawn. The new volume credit equals this percentage times the amount of the new purchase payment.

3.  VALUE OF THE CONTRACT
The accumulation value of the contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract by the current value of an accumulation unit for each sub-account of the Variable Annuity Account. There is no assurance that such value will equal or exceed the purchase payments made. The contract owner will be advised periodically of the number of accumulation units credited to the contract for each sub-account of the Variable Annuity Account, the current value of an accumulation unit, and the total value of the contract.

4.  ACCUMULATION UNIT VALUE
The value of an accumulation unit for each sub-account of the Variable Annuity Account was set at $1.000000 on the first valuation date of such sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the applicable sub-account (described below) for the valuation period just ended. The value of an accumulation unit as of any date other than a valuation date is equal to its value on the next succeeding valuation date.

5.  NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD
The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for such sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum.
  The gross investment rate is equal to: (1) the net asset value per share of a Portfolio share held in a sub-account of the Variable Annuity Account determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by (3) the net asset value per share of that Portfolio share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

E.  REDEMPTIONS

1.  PARTIAL WITHDRAWALS AND SURRENDER
The contract provides that prior to the date annuity payments begin partial withdrawals may be made by you from the contract for cash amounts of at least $250. You must make a written request for any withdrawal. In this event, the accumulation value will be reduced by the amount of the withdrawal and any applicable deferred sales charge. In the absence of instructions to the contrary, withdrawals will be made from the Variable Annuity Account in the same proportion that the value of your interest in any sub-account bears to your total accumulation value on a pro rata basis. We will waive the applicable dollar amount limitation on withdrawals where a systematic withdrawal program is in place and where such a smaller amount satisfies the minimum distribution requirements of the Code. Withdrawal values will be determined as of the valuation date coincident with or next following the date your written withdrawal request is received at our home office.
  In the absence of instructions to the contrary, systematic withdrawals will be made from the sub-accounts on a pro rata basis if the accumulation values are in no more than twenty sub-accounts. If more than twenty sub-accounts have accumulation values, we will need instructions as to those sub-accounts from which systematic withdrawals are to be made. For systematic withdrawals, the maximum number of sub-accounts which may be used is twenty.
  The contract provides that prior to the commencement of annuity payments, you may elect to surrender the contract for its surrender value. You will receive in a single cash sum the accumulation value computed as of the valuation date coincident with or next following the date of surrender, reduced by any applicable deferred sales charge or you may elect an annuity.
  For more information on the application of the deferred sales charge, see "Deferred Sales Charges" on page 16.
  Once annuity payments have commenced the annuitant cannot surrender his or her annuity benefit and receive a single sum settlement in lieu thereof. For a discussion of commutation rights of annuitants and beneficiaries subsequent to the annuity commencement date, see "Optional Annuity Forms" on page 20.
  Contract owners may also submit their signed written withdrawal or surrender requests to Minnesota Mutual by facsimile (FAX) transmission. Our FAX number is
(612) 665-7942. Transfer instructions or changes as to future allocations of purchase payments may be communicated to us by the same means. Payment of a partial withdrawal or surrender will be made to you within 7 days after we receive your completed request.

2.  RIGHT OF CANCELLATION
You should read the contract carefully as soon as it is received. You may cancel the purchase of a contract within ten days after its delivery, for any reason, by giving us written notice at 400 Robert Street North, St. Paul, Minnesota 55101-2098, of an intention to cancel. If the contract is cancelled and returned, we will refund to you the greater of (a) the accumulation value of the contract, or (b) the amount of purchase payments paid under the contract. Payment of the requested refund will be made to you within seven days after we receive notice of cancellation.
  In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time for contracts issued or delivered to owners that are sixty years of age or older at the time of delivery. Those rights are subject to change and may vary among the states.
  The liability of the Variable Annuity Account under the foregoing is limited to the accumulation value of the contract at the time it is returned for cancellation. Any additional amounts necessary to make our refund to you equal to the purchase payments will be made by us.

------------------------------------------------------------------------
FEDERAL TAX STATUS

INTRODUCTION
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account's activities. The Variable Annuity Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, deferred annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year.
  For payments made in the event of a full surrender of an annuity, the taxable portion is generally the amount in excess of the cost basis (i.e., purchase payments) of the contract. Amounts withdrawn from the variable annuity contracts not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.
  In the case of a withdrawal under an annuity that is part of a qualified program, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.
  For annuity payments, the taxable portion is generally determined by a formula that establishes the ratio that the cost basis of the contract bears to the expected return under the contract. Such taxable part is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, a penalty tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability, or where payment is made by reason of the death of the owner, and in certain other circumstances.
  The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments, where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. A contract owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through serial contracts or otherwise. For further information on these rules, see your tax adviser.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal tax purposes. The Variable Annuity Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Fund in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.
  The ownership rights under the contract are similar to, but different in certain reports from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a contract has the choice of several sub-accounts in which to allocate net purchase payments and contract values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a contract owner being treated as the owner of the assets of the Variable Annuity Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the variable annuity account.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death. These requirements shall be considered satisfied if any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. It must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
  Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Minnesota Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
  Other rules may apply to qualified contracts.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a contract because of the death of the owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

POSSIBLE CHANGES IN TAXATION
In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

TAX QUALIFIED PROGRAMS
The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.
  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

INDIVIDUAL RETIREMENT ANNUITIES
Code Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans for making IRA contributions on behalf of their employees.

SIMPLE RETIREMENT ACCOUNTS
Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental Section 457 plans, investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information a qualified tax adviser should be consulted.

------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional information including financial statements, is available from the offices of Minnesota Mutual at your request. The Table of Contents for that Statement of Additional Information is as follows:

     Trustees and Principal Management Officers of Minnesota Mutual Distribution of Contract
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

APPENDIX A--ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return, after tax, of: 0%, 6.54% and 12.00%.
  For illustration purposes, an average annual expense equal to 2.04% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The expense charge of 2.04% includes: 1.25% for Mortality and Expense Risk, and an average of .79% for investment management and other fund expenses. These expenses are listed for each portfolio in the table following.
  The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.
  The illustration assumes 100% of the assets are invested in sub-account(s) of the Variable Annuity Account. For comparison purposes, a current fixed annuity income, available through the General Account is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment, future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.
  The illustration provided is for a male, age 65, selecting a Life and 10 Year Certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. Upon request, we will provide a comparable illustration based upon the proposed annuitant's date of birth, sex, annuity option, state of residence, type of funds, value of funds, and selected gross annual rate of return (not to exceed 12%).

             ACTUAL 1996 VARIABLE ANNUITY SEPARATE ACCOUNT CHARGES
                               AND FUND EXPENSES

                                                             FUND       OTHER
SEPARATE ACCOUNT                           MORTALITY &    MANAGEMENT     FUND     DISTRIBUTION
SUB-ACCOUNT NAME                          EXPENSE RISK       FEE       EXPENSES     EXPENSES     TOTAL
----------------------------------------  -------------   ----------   --------   ------------   ------
Growth..................................      1.25%           .50%        .09%         --         1.84%
Bond....................................      1.25%           .50%        .06%         --         1.81%
Money Market............................      1.25%           .50%        .10%         --         1.85%
Asset Allocation........................      1.25%           .50%        .04%         --         1.79%
Mortgage Securities.....................      1.25%           .50%        .08%         --         1.83%
Index 500...............................      1.25%           .40%        .05%         --         1.70%
Capital Appreciation....................      1.25%           .75%        .10%         --         2.10%
International Stock.....................      1.25%           .74%        .32%         --         2.31%
Small Company...........................      1.25%           .75%        .06%         --         2.06%
Value Stock.............................      1.25%           .75%        .08%         --         2.08%
Maturing Government Bond 1998...........      1.25%           .05%        .15%         --         1.45%
Maturing Government Bond 2002...........      1.25%           .05%        .15%         --         1.45%
Maturing Government Bond 2006...........      1.25%           .25%        .15%         --         1.65%
Maturing Government Bond 2010...........      1.25%           .25%        .15%         --         1.65%
Small Company Value Portfolio...........      1.25%           .75%        .15%         --         2.15%
International Bond......................      1.25%           .60%       1.00%         --         2.85%
Index 400 Mid-Cap.......................      1.25%           .40%        .15%         --         1.80%
Micro-Cap Value.........................      1.25%          1.25%        .15%         --         2.65%
Macro-Cap Value.........................      1.25%           .70%        .15%         --         2.10%
Micro-Cap Growth........................      1.25%          1.10%        .15%         --         2.50%
Templeton Developing Markets Class 2....      1.25%          1.25%        .53%        .25%        3.28%
                                                                                       --
                                               ---            ---         ---                    ------
      Average...........................      1.25%           .60%        .18%        .01%        2.04%

                      VARIABLE ANNUITY PAYOUT ILLUSTRATION

PREPARED FOR: Prospect

PREPARED BY: Minnesota Mutual

SEX: Male    DATE OF BIRTH: 05/01/32

STATE: MN

LIFE EXPECTANCY: 20.0 (IRS) 17.3 (MML)

ANNUITIZATION OPTION:10 Year Certain with Life Contingency

QUOTATION DATE: 05/01/97

COMMENCEMENT DATE: 06/01/97

SINGLE PAYMENT RECEIVED: $100,000.00

FUNDS: Non-Qualified

INITIAL MONTHLY INCOME: $678

  The monthly variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.50% is the assumed rate used to calculate the first monthly payment. Thereafter, monthly payments will increase or decrease based upon the relationship between the initial interest rate and the performance of the sub-account(s) selected. The investment returns shown are hypothetical and not a representation of future results.

                                                             ANNUAL RATE OF RETURN
                                                  -------------------------------------------
                                                  0.00% GROSS    6.54% GROSS    12.00% GROSS
DATE                                       AGE    (-2.04% NET)   (4.50% NET)     (9.96% NET)
----------------------------------------  -----   ------------   ------------   -------------
June 1, 1997............................     65       $678           $678           $678
June 1, 1998............................     66        636            678            714
June 1, 1999............................     67        596            678            751
June 1, 2000............................     68        559            678            790
June 1, 2001............................     69        524            678            832
June 1, 2006............................     74        379            678          1,073
June 1, 2011............................     79        274            678          1,384
June 1, 2016............................     84        199            678          1,785
June 1, 2021............................     89        144            678          2,303
June 1, 2026............................     94        104            678          2,971
June 1, 2031............................     99         75            678          3,832
June 1, 2032............................    100         71            678          4,032

  IF 100% OF YOUR PURCHASE WAS APPLIED TO PROVIDE A FIXED ANNUITY ON THE QUOTATION DATE OF THIS ILLUSTRATION, THE FIXED ANNUITY INCOME AMOUNT WOULD BE $742.
  Net rates of return reflect expenses totaling 2.04%, which consist of the 1.25% Variable Annuity Account mortality and expense risk charge and .79% for the Fund management fee and other Fund expenses (this is an average with the actual varying from .20% to 2.03%).
  Minnesota Mutual MultiOption variable annuities are available through registered representatives of MIMLIC Sales Corporation.

                This is an illustration only and not a contract.

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